UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

November 1, 2025
Date of report (Date of earliest event reported)

RENASANT CORPORATION
(Exact name of registrant as specified in its charter)

Mississippi	001-13253	64-0676974
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

209 Troy Street, Tupelo, Mississippi 38804-4827
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (662) 680-1001
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $5.00 par value per share	RNST	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.
On November 1, 2025, Renasant Corporation (the “Company”) was formally notified that the partners and professional staff of HORNE LLP (“HORNE”), the Company’s independent registered public accounting firm, joined BDO USA, P.C. (“BDO”) effective as of November 1, 2025. On the same day, following the resignation of HORNE, the Company, through and with the approval of the Audit Committee of the Board of Directors of the Company, engaged BDO as the Company’s independent registered public accounting firm.
The reports of HORNE on the consolidated financial statements of the Company for the fiscal years ended December 31, 2024 and 2023, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company’s fiscal years ended December 31, 2024 and 2023, and the interim period through November 1, 2025, there were no disagreements between the Company and HORNE on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HORNE, would have caused HORNE to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s consolidated financial statements. During the Company’s fiscal years ended December 31, 2024 and 2023, and the interim period through November 1, 2025, HORNE did not advise the Company of any of the matters specified in Item 304(a)(1)(v) of Regulation S-K.
Prior to filing this report on Form 8-K with the Securities and Exchange Commission (the “Commission”), the Company provided a copy of this report to HORNE in accordance with Item 304(a)(3) of Regulation S-K and requested that HORNE furnish the Company a letter addressed to the Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of HORNE’s letter to the Commission dated November 3, 2025 is filed as Exhibit 16 to this Form 8-K.
During the Company’s two most recently completed fiscal years and through the date of engagement of BDO, neither the Company nor anyone on behalf of the Company consulted with BDO regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or a reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.
The following exhibits are being filed herewith and this list shall constitute the exhibit index:

Exhibit No.	Description
16	Letter from HORNE, LLP dated November 3, 2025
104	The cover page of Renasant Corporation’s Form 8-K is formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENASANT CORPORATION
Date: November 3, 2025	By:	/s/ Kevin D. Chapman
Kevin D. Chapman
President and Chief Executive Officer